IPO SHARE AGREEMENT

Star Maritime Acquisition Corp.
c/o Schwartz & Weiss, P.C.
457 Madison Avenue
New York, New York 10022
Attn: Prokopios (Akis) Tsirigakis

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174
Attn:    Clifford A. Teller


Gentlemen:

      The undersigned stockholders of Star Maritime Acquisition Corp. ("Company"), in order to facilitate an initial public offering of the securities of the Company ("IPO"), hereby agree as follows:

      A. Purchase of Shares. The undersigned will, directly or through nominees, purchase an aggregate of 1,132,500 units in the IPO. Such purchases shall be in the names and amounts set forth on Schedule A hereto.

      B. Voting of Shares. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all of the shares of the Company's common stock acquired by the undersigned (i) in the IPO and (ii) in the aftermarket in favor of the Business Combination and therefore waives any redemption rights with respect to such shares. As used herein, a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, or similar business combination with one or more entities with agreements to acquire vessels or an operating business in the shipping industry selected by the Company, and "IPO Shares" shall mean the 1,132,500 shares of the Company's common stock included in the units purchased by the undersigned in the IPO.

      C. Lock-Up Agreement. The undersigned will not sell, assign, hypothecate, or transfer any IPO Shares until the earlier of consummation of a Business Combination or liquidation of the Company. In order to enforce this covenant, the undersigned agrees to deposit the IPO Shares in an account to be established at Maxim Group LLC.

      D. Waiver of Liquidation Distributions. The undersigned hereby waives all right, title, interest or claim of any kind in or to any liquidating distributions by the Company relating to the IPO Shares in the event of a liquidation of the Company upon the Company's failure to timely complete a Business Combination.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the __ day of _________, 2005.

                                    --------------------------------
                                    Prokopios (Akis) Tsirigakis

                                    --------------------------------
                                    Christo Anagnostou

                                    --------------------------------
                                    Niko Nikiforos

                                    --------------------------------
                                    George Syllantavos

                                    --------------------------------
                                    Koert Erhardt

                                    --------------------------------
                                    Tom Softeland

                                    --------------------------------
                                    Petros Pappas

                                   Schedule A

     Name                           Number of Shares
--------------                      ----------------

Prokopios (Akis) Tsirigakis         [350,000]

George Syllantavos                  [132,500]

Petros Pappas                       [600,000]

Koert Erhardt                       [50,000]


                                      3